UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2019

                              LONE STAR GOLD, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                              --------------------
                 (State or Other Jurisdiction of Incorporation)


                   000-54509                              45-2578051
             --------------------               -----------------------------
           (Commission File Number)          (IRS Employer Identification No.)

 202311 Chartwell Ctr Dr Ste 1469,Cornelius NC               28031
 -------------------------------------------------        ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02   Unregistered Sale of Equity Securities.

     On March 14, 2019 the Company borrowed $50,000 from an unrelated third party. The loan was unsecured, bore interest at 8% per year, and was due and payable on September 14, 2019. At the option of the note holder, the note could at any time be converted into shares of the Company's common stock. The number of shares to be issued upon conversion would be determined by dividing the amount to be converted by 60% of the average of the three lowest closing prices of the Company's common stock during the ten trading days immediately preceding the conversion date. If at any time prior to July 14, 2020 the Company sells or issues any shares of its common stock at a price below $1.20 per share the Company will issue such number of additional shares of its common stock to the note holder as determined by the following:

 A
---
 B     = C

  A
-----
$1.20  = D

C - D = Number of additional shares to be issued to the note holder Where:

A = The principal amount of the note previously converted by the note holder.

B = The price per share at which the Company's common stock was sold or issued.

     On March 15, 2019 the note holder converted the note into 67,750 restricted shares of the Company's common stock.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of the securities described above. The person who acquired these securities was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The person who acquired these securities acquired them for his own account. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 17, 2019                      LONE STAR GOLD, INC.



                                          By: /s/ William Alessi
                                              -------------------------------
                                                William Alessi
                                                Chief Executive Officer